THE PACIFIC CAPITAL FUNDS
                                       OF
                                CASH ASSETS TRUST

                          Supplement to the Prospectus
                             for Original Shares and
                       Statement of Additional Information
                               Dated July 31, 2005


         On June 1, 2006 the Aquilasm Group of Funds launched a new mutual fund called "Aquila Three Peaks High Income Fund" ("Three Peaks"). Three Peaks is designed for long-term investors who primarily seek high current income.

         The materials in the prospectuses and Statement of Additional Information relating to the Trust's exchange privilege are supplemented as follows:

         The Board of Trustees of the Trust has approved the addition of Three Peaks to the list of Aquila funds into which Original Shares of Cash Assets Trust may be exchanged. Similarly, shares of Three Peaks may be exchanged into Original Shares of the Trust.

         All exchanges are subject to the terms of the Trust's exchange privilege. Before exchanging your shares into Three Peaks, or any of the other Aquila funds, you should read about and carefully consider the investment objectives, risks, charges, expenses and other information found in the fund Prospectus.

                         The date of this supplement is
                                  June 16, 2006